Exhibit 99.3
Case 09-19431-LA1 1 Filed 08/13/10 Doc 265 Pg. 1 of 8

CSD 1001A [11/15/04]

Name, Address, Telephone No. & I.D. No.
Gary E. Klausner (State Bar No. 69077)
Gregory K. Jones (State Bar No. 181072)

Stutman, Treister & Glatt, Professional Corporation
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone: (310) 228-5600/Facsimile: (310) 228-5788
Order Entered on August 16, 2010 by Clerk U.S. Bankruptcy Court Southern District of California
UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF CALIFORNIA 325 West "F" Street, San Diego, California 92101-6991
In Re. Imperial Capital Bancorp, Inc. Debtor.	BANKRUPTCY NO.09-bk-19431-LA1 1 Date of Hearing: August 12, 2010 Time of Hearing: 2:30 p.m. Name of Judge: Adler

ORDER ON MOTION TO LIMIT CERTAIN TRANSFERS OF EQUITY INTERESTS

IT IS ORDERED THAT the relief sought as set forth on the continuation pages attached and numbered two (2) through 4 with exhibits, if any, for a total of 8 pages, is granted. Motion/Application Docket Entry No. _____
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//                       August 13, 2010                                           /s/ Louise DeCarl Adler
        Judge, United States Bankruptcy Court

Signature by the attorney constitutes a certification under
Fed. R. of Bankr. P. 9011 that the relief in the order is the relief granted by the court.

Submitted by:

Stutman, Treister & Glatt P.C.
(Firm name)

By:/s/ Gregory K. Jones
Attorney for ☒  Movant   ☐ Respondent

CSD 1001A
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CSD 1001A [11/15/04] (Page 2)
ORDER ON MOTION TO LIMIT TRANSFERS OF EQUITY INTERESTS
DEBTOR:Imperial Capital Bancorp, Inc. CASE NO: 3:09-bk-19431-LA

On July 12, 2010, Imperial Capital Bancorp, Inc., debtor and debtor in possession in the above-captioned case (the "Debtor") filed its "Motion of Debtor and Debtor in Possession for Order (A) Limiting Certain Transfers of Equity Interests in the Debtor and (B) Approving Related Notice Procedures" (the "Motion"). The Motion was supported by a memorandum of points and authorities and the Declaration of Joseph W. Kiley (the "Kiley Declaration"). The Court, having considered the Motion and Kiley Declaration, hereby finds that:

A. Unrestricted trading in equity interests of the Debtor prior to the Debtor's emergence from Chapter 11 could potentially limit the Debtor's ability, in connection with its eventual emergence from bankruptcy, to utilize net operating losses and net operating loss (collectively, "NOL") carryovers and certain other tax attributes for U.S. federal income tax purposes, pursuant to the rules under section 382 of the Internal Revenue Code.

B. The trading restrictions and procedures set forth herein are reasonable and proper in order to preserve such NOL carryovers and other tax attributes, and are therefore in the best interests of the Debtor, its estate, and its creditors.

C. The relief requested in the Motion is authorized and appropriate under sections 105(a), 362, and 541 of the Bankruptcy Code.

THEREFORE, IT IS HEREBY:

ORDERED that the Motion is granted on a final basis; and it is further

ORDERED that the following procedures and restrictions are imposed and approved:

1. Notice of Substantial Equityholder Status. Within twenty (20) days of the later of the entry of this Order and the date on which an Entity becomes a Substantial Equityholder (as such term is defined below in Section 8), each Substantial Equityholder shall serve on the Debtor and its counsel, by facsimile or overnight mail, a notice in the form attached hereto as Exhibit A-1 (a "Substantial Equityholder Notice"), setting forth summary information regarding the aggregate amount of Stock of which that Entity has Tax Ownership.

2. Restrictions and Procedures for Trading in Stock. Any Entity that, after the date of entry of this Order,

(i) is not a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of an amount of Stock that would cause the Entity to become a Substantial Equityholder;

(ii) is a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of any additional Stock; or

(iii) is a Substantial Equityholder and wishes to sell or otherwise dispose of Tax Ownership of any Stock,

must, prior to the consummation of any such transaction, serve on the Debtor and its counsel and the Creditors Committee's counsel a notice in the form attached hereto as Exhibit A-2, in the case of a proposed acquisition of Stock, or Exhibit A-3, in the case of a proposed disposition of Stock (either such notice, a "Proposed Stock Transaction Notice"). If no written objection to the proposed transaction is filed with the Court by the Debtor within fifteen (15) calendar days following the receipt of a Proposed Stock Transaction Notice, then the transaction may proceed. If a written objection to the proposed transaction is filed by the Debtor with the Court within such period, then the transaction may not be consummated unless and until it is approved by a final and nonappealable order of the Court. Any further transactions within the scope of this Section 2 must be the subject of additional notices as set forth herein with additional waiting periods.

  3. Confidentiality. The Debtor shall keep all information provided in notices delivered pursuant to this Order strictly confidential and shall not disclose the contents thereof to any person, except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent necessary to prepare tax returns or tax filings; (iii) to the extent otherwise required by law; or (iv) to the extent that the information contained therein is already public; provided, however, that the Debtor may disclose the contents thereof to its counsel and professional financial advisers and, upon the request of the Creditors Committee, shall disclose information relating to any proposed Stock transaction to the counsel and professional financial advisers of the Creditors

CSD 1001A
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Signed by Judge Louise DeCarl Adler August 13, 2010

Case 09-19431-LA1 1 Filed 08/13/10 Doc 265 Pg. 3 of 8

CSD 1001A [11/15/04] (Page 3)
Committee and members of the Creditors Committee, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form.

4. Sanctions for Noncompliance. Acquisitions and dispositions of Tax Ownership of Stock in violation of the restrictions and procedures set forth in Section 2 shall be void ab initio, and the sanction for violating Section 2 shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court may consider appropriate, including, but not limited to sanctions for violation of tha automatic stay.

5. Discretionary Waiver by Debtor. The Debtor may waive any sanctions, remedies, or notification procedures imposed by this Order on parties other than the Debtor.

6. Notice of this Order. Within five (5) business days of the entry of this Order, the Debtor shall (i) submit a notice of the entry of this Order (substantially in the form attached hereto as Exhibit B) for publication on the Bloomberg newswire service and the Depository Trust Company Legal Notice System (also known as LENS); (ii) post such notice together with a copy of this Order on the website, if any, used for the posting of documents in the Debtor's bankruptcy case; (iii) serve a notice of the entry of this Order on (1) the Office of the United States Trustee for the Southern District of California; (2) any identified Substantial Equityholders; and (3) the Internal Revenue Service. Counsel for the Creditors Committee shall send such notice to its committee members. All notices required to be served on specific parties in accordance with this paragraph shall be served by means of facsimile or overnight mail.

7. Continued Compliance with Other Applicable Laws and Rules. The requirements set forth in this Order are in addition to the requirements of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

8. Definitions. For purposes of this Order, the following definitions shall apply:

"Bankruptcy Code" means title 11 of the United States Code.

"Chapter 11" means chapter 11 of the Bankruptcy Code.

"Creditors Committee" means the official committee of unsecured creditors that has been or will be appointed in this case.

"Debtor" has the meaning given in the first paragraph hereof.

"Motion" has the meaning given in the first paragraph hereof.

"Entity" means a person or entity for purposes of the rules under section 382 of the Internal Revenue Code.

"Equity Committee" means a statutorily appointed equityholders committee for the Debtor, if any.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

"NOL" has the meaning given the findings hereof.

"Petition Date" means December 18, 2009.

"Proposed Stock Transaction Notice" has the meaning given in Section 2.

"Stock" means the common shares of Imperial Capital Bancorp, Inc.

"Substantial Equityholder" means an Entity that (1) has Tax Ownership of at least 244,294 shares of Stock or (2) at any time is or is deemed to be or was or was deemed to be a 5-percent shareholder of the Debtor within the meaning of Treasury Regulations section 1 .382-2T.

"Substantial Equityholder Notice" has the meaning given in Section 1.

"Tax Ownership" means beneficial ownership (including ownership by reason of attribution rules) for U.S. federal

CSD 1001A
540825v2
Signed by Judge Louise DeCarl Adler August 13, 2010

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CSD 1001A (11/15/04)  (Page 4)

income tax purposes as determined in accordance with applicable rules under section 382 of the Internal Revenue Code and the temporary and final Treasury Regulations promulgated thereunder.  To the extent provided in those rules, Tax Ownership shall include, but not be limited to, direct and indirect ownership, ownership by members of a person's family and persons acting in concert and, in certain cases, ownership of an option, warrant, convertible security, or similar interest; and it is further

ORDERED that, nothing contained in the Motion, or any documents or other evidence offered in support of the Motion or this Order shall have any effect on the rights, claims, or contentions of the FDIC-R as set forth in its proof of claim filed on or about June 16, 2010 or any amendments to such proof of claim, provided, however, (a) the Debtor shall not be precluded from utilizing such documents or evidence in any other proceeding in which case the FDIC-R's objections to the use of such evidence or documents shall be expressly preserved, and (b) in the event the FDIC-R amends such proof of claim, the Debtor's objections to such amendment or amendments shall also be expressly preserved; and it is further

ORDERED that, the relief provided in this Order is in addition to, and not in lieu of, any and all other rights and remedies available to the Debtor; and it is further

ORDERED that notwithstanding the possible applicability of of any of the Federal Rules of Bankruptcy Procedure or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

APPROVED AS TO FORM

PROCOPIO, CORY, HARGREAVES
  & SAVITCH LLP

By:   /s/ Jeffrey Isaacs
       Jeffrey Isaacs, Attorneys for the
       Federal Deposit Insurance Corporation,
       Receiver for Imperial Capital Bank

CSD 1001A
540825v2
Signed by Judge Louise DeCarl Adler August 13, 2010

Case 09-19431-LA1 1 Filed 08/13/10 Doc 265 Pg. 5 of 8

Exhibit A-1

SUBSTANTIAL EQUITYHOLDER NOTICE

       PLEASE TAKE NOTICE that, as of [  __], 20__, [___________] has Tax Ownership1 of [____________________] shares of the Stock.

PLEASE TAKE FURTHER NOTICE that this Notice is being served upon [_____________].

This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

___________________________________________________
[Name]

[Address]
[Telephone] [Facsimile]

Dated: [__________], [________]

1
Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order on Motion to Limit Certain Transfers of Equity Interests entered in the chapter 11 bankruptcy case of Imperial Capital Bancorp, Inc. (the "Order").

541035v1 Signed by Judge Louise DeCarl Adler August 13, 2010

Case 09-19431-LA1 1 Filed 08/13/10 Doc 265 Pg. 6 of 8

Exhibit A-2
NOTICE OF INTENT TO PURCHASE OR OTHERWISE
ACQUIRE TAX OWNERSHIP OF STOCK

       PLEASE TAKE NOTICE that [__________] intends to purchase or otherwise acquire Tax Ownership of [______________] shares of the Stock (the "Proposed Transaction").2

       PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [___________] has Tax Ownership of [___________] shares of the Stock.

       PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [______________] would have Tax Ownership of [_________] shares of the Stock.

       PLEASE TAKE FURTHER NOTICE that this notice is being served upon [________________].

       [___________________] further acknowledges and agrees that (i) if the Debtor file a written objection to the Proposed Transaction within twenty (20) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court; (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order; and (iii) any further transactions contemplated by [_________________] that may result in [____________________] purchasing or otherwise acquiring Tax Ownership of additional Stock will each require an additional notice to be served in the same manner as this notice.

Respectfully submitted,

__________________________________________
[Name]

[Address]
[Telephone] [Facsimile]

Dated: [_________], [_____]

2
Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order on Motion to Limit Certain Transfers of Equity Interests entered in the chapter 11 bankruptcy case of Imperial Capital Bancorp, Inc. (the "Order").

541035v1 Signed by Judge Louise DeCarl Adler August 13, 2010

Case 09-19431-LA1 1 Filed 08/13/10 Doc 265 Pg. 7 of 8

Exhibit A-3
NOTICE OF INTENT TO SELL OR OTHERWISE
DISPOSE OF TAX OWNERSHIP OF STOCK

       PLEASE TAKE NOTICE that [__________] intends to sell or otherwise dispose of Tax Ownership of [___________] shares of the Stock (the "Proposed Transaction").3

       PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [_____________] has Tax Ownership of [___________] shares of the Stock.

       PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [______________] would have Tax Ownership of [_________] shares of the Stock.

       PLEASE TAKE FURTHER NOTICE that this notice is being served upon [_____________].

       [__________________] further acknowledges and agrees that (i) if the Debtor file a written objection to the Proposed Transaction within twenty (20) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court; (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order; and (iii) any further transactions contemplated by [_______] that may result in [__________] selling or otherwise disposing of Tax Ownership of additional Stock will each require an additional notice to be served in the same manner as this notice.

Respectfully submitted,

____________________________________________
[Name]

[Address]
[Telephone] [Facsimile]

Dated: [_____________], [_____]

3
Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order on Motion to Limit Certain Transfers of Equity Interests entered in the chapter 11 bankruptcy case of Imperial Capital Bancorp, Inc. (the "Order").

541035v1 Signed by Judge Louise DeCarl Adler August 13, 2010

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Exhibit B

PUBLICATION NOTICE

Court Enters Order Restricting Trading in Equity of Imperial Capital Bancorp, Inc.

The United States Bankruptcy Court for the Southern District of California has entered an order that imposes substantial restrictions on the trading of equity interests in Imperial Capital Bancorp, Inc. A copy of the order may be found at the following internet address: http://www.; questions regarding the order may be directed to the debtor and its counsel in writing. The case number for Capital Bancorp, Inc.'s bankruptcy action is Case No. 09-bk-1 9431-LA1 1

541035v1 Signed by Judge Louise DeCarl Adler August 13, 2010